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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported) September 15, 2000

           GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of September 1, 2000, providing for the issuance of GreenPoint Home Equity Loan Trust 2000-2, Home Equity Loan Asset-Backed Notes).

                       GreenPoint Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     333-95349                68-0397342
-------------------------------       -------------          -------------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
         Incorporation)                File Number)          Identification No.)


700 Larkspur Landing Circle                                         94939
Suite 240                                                           -----
Larkspur, California                                              (Zip Code)
--------------------
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code (415) 925-5710
                                                   --------------

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Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

     GreenPoint Mortgage Securities Inc. (the "Registrant") registered an issuance of up to $748,307,624 in principal amount of Asset-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-95349) (the "Registration Statement"). Pursuant to the Registration Statement, GreenPoint Home Equity Loan Trust 2000-2 (the "Trust") issued approximately $77,669,000 in aggregate principal amount of Home Equity Loan Asset-Backed Notes, Series 2000-2 (the "Class A-2 Notes"), on September 26, 2000 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Class A-2 Notes, the forms of which were filed as Exhibits to the Registration Statement.

     The Class A-2 Notes were issued pursuant to a Pooling Agreement and Indenture (the "Pooling Agreement") attached hereto as Exhibit 4.3, dated as of September 1, 2000, among the Trust, Bank One, National Association in its capacity as Trustee (the "Trustee") and the Federal Home Loan Mortgage Corporation. The Notes evidence indebtedness of the Trust. Also issued, but not publicly offered, by the Trust were Class A-1 Certificates (the "Class A-1 Certificates") and Residual Certificates (the "Residual Certificates"), together evidencing the ownership interest in the Trust.

     The primary assets of the Trust are two pools of adjustable-rate, revolving home equity lines of credit mortgage loans and fixed-rate closed-end second lien mortgage loans.

     The Notes have an aggregate principal amount of $77,669,000 and a variable interest rate.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits:

     1.1 Underwriting Agreement, dated as of September 15, 2000, among the Registrant, as Sponsor (the "Sponsor"), GreenPoint Mortgage Funding, Inc., and Lehman Brothers Inc., as Underwriter (the "Underwriter").

     4.1 Sale and Servicing Agreement, dated as of September 1, 2000, among the Sponsor, GreenPoint Mortgage Funding, Inc., as Servicer, the Trust, as Issuer, and the Trustee.

     4.2 Trust Agreement, dated as of September 1, 2000, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of the Trust.

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     4.3 Pooling Agreement and Indenture, dated as of September 1, 2000, among the Trust, the Trustee and the Federal Home Loan Mortgage Corporation.

     4.4 Mortgage Loan Purchase Agreement date as of September 1, 2000, between GreenPoint Mortgage Funding, Inc., as Seller, and the Sponsor, as Purchaser.

     4.5 Surety Bond relating to the Notes, dated as of September 26, 2000, and issued and delivered by Financial Guaranty Insurance Company.

     5.1 Opinion of Tobin & Tobin regarding legality.*

     8.1 Opinion of Dewey Ballantine LLP regarding tax matters*.

     10.1 Indemnification Agreement, dated as of September 15, 2000, between the Underwriter and Financial Guaranty Insurance Company, as Insurer.

     10.2 Demand Note, dated as of September 26, 2000, issued by GreenPoint
Bank.

     23.1 Consent of KPMG LLP regarding financial statements of Financial Guaranty Insurance Company and their report.**

     * Previously filed on Form S-3 with the Securities and Exchange Commission on January 24, 2000.

     ** Previously filed on Form 8-K with the Securities and Exchange Commission on September 22, 2000.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE SECURITIES INC.


                                            By: /s/ David Molumby
                                                -------------------------------
                                                Name: David Molumby
                                                Title: Vice President


Dated: October 11, 2000


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.      DESCRIPTION
-----------      -----------

   1.1 Underwriting Agreement, dated as of September 15, 2000, among the Registrant, as Sponsor (the "Sponsor"), GreenPoint Mortgage Funding, Inc., and Lehman Brothers Inc., as Underwriter (the "Underwriter").

   4.1 Sale and Servicing Agreement, dated as of September 1, 2000, among the Sponsor, GreenPoint Mortgage Funding, Inc., as Servicer, the Trust, as Issuer, and the Trustee.

   4.2 Trust Agreement, dated as of September 1, 2000, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of the Trust.

   4.3 Pooling Agreement and Indenture, dated as of September 1, 2000, among the Trust, the Trustee and the Federal Home Loan Mortgage Corporation.

   4.4 Mortgage Loan Purchase Agreement date as of September 1, 2000, between GreenPoint Mortgage Funding, Inc., as Seller, and the Sponsor, as Purchaser.

   4.5 Surety Bond relating to the Notes, dated as of September 26, 2000, and issued and delivered by Financial Guaranty Insurance Company.

   5.1           Opinion of Tobin & Tobin regarding legality.*

   8.1           Opinion of Dewey Ballantine LLP regarding tax matters.*

   10.1 Indemnification Agreement, dated as of September 15, 2000, between the Underwriter and Financial Guaranty Insurance Company, as Insurer.

   10.2          Demand Note, dated as of September 26, 2000, issued by
                 GreenPoint Bank.

   23.1 Consent of KPMG LLP regarding financial statements of Financial Guaranty Insurance Company and their report.**

                 * Previously filed on Form S-3 with the Securities and Exchange Commission on January 24, 2000.

                 ** Previously filed on Form 8-K with the Securities and Exchange Commission on September 22, 2000.